                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934




Date of Report (Date of earliest event reported)        November 9, 2001
                                                --------------------------------






                                Crown Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)






           Texas                        0-14939                   63-0851141
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)






         4040 North MacArthur Boulevard, Suite 100, Irving, Texas 75038
--------------------------------------------------------------------------------
                    (Address of principal executive offices)






Registrant's telephone number, including area code        (972) 717-3423
                                                  ------------------------------





--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


                       SMART CHOICE AGREEMENT WITH FINOVA

On November 8, 2001, Crown Group, Inc.'s ("Crown") 70% owned subsidiary, Smart Choice Automotive Group, Inc. ("Smart Choice"), and certain of Smart Choice's subsidiaries, entered into a forbearance agreement with Finova Capital Corporation ("Finova"), the primary lender to Smart Choice's subsidiaries, that has resulted in the foreclosure of receivables and inventory of certain Florida-based subsidiaries of Smart Choice (the "Florida Finance Group"), and the probable sale of Smart Choice's wholly-owned subsidiaries, Paaco Automotive Group, L.P. and Premium Auto Acceptance Corporation (collectively, "Paaco"), to Finova.

Prior to November 9, 2001, the Florida Finance Group sold and financed used cars and trucks in Florida. Paaco sells and finances used cars and trucks in Texas. The Florida Finance Group had, and Paaco continues to have, a revolving credit facility with Finova. Prior to November 9, 2001, the Florida Finance Group was over-advanced on its revolving credit facility, which constituted an event of default under the facility, and as of September 30, 2001, was over-advanced by approximately $25 million.

Pursuant to the forbearance agreement, on November 9, 2001, the collateral for the Florida Finance Group's credit facility with Finova, which consisted principally of receivables and inventory, was sold at a public foreclosure sale to Finova for $55 million. Prior to the foreclosure sale, the Florida Finance Group owed Finova $88.4 million. Thus, after applying the proceeds from the foreclosure sale, the Florida Finance Group owes Finova $33.4 million (the "Deficiency").

Further, as part of the forbearance agreement, Smart Choice has granted Finova
(i) an option to purchase Paaco (the "Paaco Option") for an amount equal to the Deficiency, subject to shareholder approval and an appraisal indicating the value of Paaco is not greater than the Deficiency, and (ii) an option to purchase up to 100% of Smart Choice's remaining shares of authorized but unissued common stock (approximately 39 million shares) (the "Smart Choice Stock Option") at a price of $0.30 per share. The Smart Choice Stock Option will terminate upon the closing of the exercise of the Paaco Option. Presently, Smart Choice has approximately 9.8 million shares of common stock outstanding, of which Crown owns approximately 6.9 million shares. Smart Choice expects Finova will purchase Paaco pursuant to the Paaco Option. Both the Paaco Option and the Smart Choice Stock Option will expire on March 8, 2002.

As a result of the Finova agreement and the lack of other available capital, on November 9, 2001 Smart Choice began to wind-down its Florida-based operations. If Paaco is sold to Finova pursuant to the exercise of the Paaco Option as is expected, Smart Choice's remaining assets would consist of certain improved and unimproved real estate in Titusville, Florida, including a 35,000 square-foot office facility, and certain other current and fixed assets. Further assuming the sale of Paaco, management presently anticipates that Smart Choice's remaining assets will likely be sold by Smart Choice in an effort to realize the maximum value for these assets and repay its obligations to unsecured creditors to the extent possible.


                           CROWN AGREEMENT WITH FINOVA

Separately, Crown has entered into a settlement agreement with Finova that provides for Crown to (i) pay Finova $1 million in cash, and (ii) grant Finova an option to purchase Crown's 6.9 million shares of Smart Choice common stock for $1.00, in exchange for Finova unconditionally releasing Crown from its $5 million guaranty of the Florida Finance Group's and Paaco's obligations to Finova. As a result of these transactions and operating losses at Smart Choice, Crown's equity investment in Smart Choice, which totaled $16.4 million at July 31, 2001, has been written off. Crown anticipates that it will receive a federal income tax benefit of approximately $6 million following the ultimate disposition of its investment in Smart Choice. Separately, on October 31, 2001 Crown's Board of Directors decided to divest itself of the Smart Choice subsidiary if the Finova transaction did not happen.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b). Pro Forma financial information.

The following pro forma financial information of Crown Group, Inc. is hereby filed with this report:

         Introduction to Pro Forma Financial Information

         Pro Forma Consolidated Condensed Balance Sheet (unaudited) as of July 31, 2001

         Pro Forma Consolidated Statement of Operations (unaudited) for the year ended April 30, 2001

         Pro Forma Consolidated Statements of Operations (unaudited) for the three months ended July 31, 2001

         Notes to Pro Forma Consolidated Financial Statements

(c). Exhibits.

Exhibit Number                      Description of Exhibit

     10.6 Forbearance Agreement dated as of November 8, 2001 by and between Smart Choice Automotive Group, Inc. and certain of Smart Choice's subsidiaries, and Finova Capital Corporation.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CROWN GROUP, INC.



                                       By:  /s/ Mark D. Slusser
                                            ------------------------------------
                                            Mark D. Slusser
                                            Chief Financial Officer

Dated: November 26, 2001

                                CROWN GROUP, INC.
                 INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION


                       SMART CHOICE AGREEMENT WITH FINOVA

On November 8, 2001, Crown Group, Inc.'s ("Crown") 70% owned subsidiary, Smart Choice Automotive Group, Inc. ("Smart Choice"), and certain of Smart Choice's subsidiaries, entered into a forbearance agreement with Finova Capital Corporation ("Finova"), the primary lender to Smart Choice's subsidiaries, that has resulted in the foreclosure of receivables and inventory of certain Florida-based subsidiaries of Smart Choice (the "Florida Finance Group"), and the probable sale of Smart Choice's wholly-owned subsidiaries, Paaco Automotive Group, L.P. and Premium Auto Acceptance Corporation (collectively, "Paaco"), to Finova.

Prior to November 9, 2001, the Florida Finance Group sold and financed used cars and trucks in Florida. Paaco sells and finances used cars and trucks in Texas. The Florida Finance Group had, and Paaco continues to have, a revolving credit facility with Finova. Prior to November 9, 2001, the Florida Finance Group was over-advanced on its revolving credit facility, which constituted an event of default under the facility, and as of September 30, 2001, was over-advanced by approximately $25 million.

Pursuant to the forbearance agreement, on November 9, 2001, the collateral for the Florida Finance Group's credit facility with Finova, which consisted principally of receivables and inventory, was sold at a public foreclosure sale to Finova for $55 million. Prior to the foreclosure sale, the Florida Finance Group owed Finova $88.4 million. Thus, after applying the proceeds from the foreclosure sale, the Florida Finance Group owes Finova $33.4 million (the "Deficiency").

Further, as part of the forbearance agreement, Smart Choice has granted Finova
(i) an option to purchase Paaco (the "Paaco Option") for an amount equal to the Deficiency, subject to shareholder approval and an appraisal indicating the value of Paaco is not greater than the Deficiency, and (ii) an option to purchase up to 100% of Smart Choice's remaining shares of authorized but unissued common stock (approximately 39 million shares) (the "Smart Choice Stock Option") at a price of $0.30 per share. The Smart Choice Stock Option will terminate upon the closing of the exercise of the Paaco Option. Presently, Smart Choice has approximately 9.8 million shares of common stock outstanding, of which Crown owns approximately 6.9 million shares. Smart Choice expects Finova will purchase Paaco pursuant to the Paaco Option. Both the Paaco Option and the Smart Choice Stock Option will expire on March 8, 2002.

As a result of the Finova agreement and the lack of other available capital, on November 9, 2001 Smart Choice began to wind-down its Florida-based operations. If Paaco is sold to Finova pursuant to the exercise of the Paaco Option, Smart Choice's remaining assets would consist of certain improved and unimproved real estate in Titusville, Florida, including a 35,000 square-foot office facility, and certain other current and fixed assets. Further assuming the sale of Paaco, management presently anticipates that Smart Choice's remaining assets will likely be sold by Smart Choice in an effort to realize the maximum value for these assets and repay its obligations to unsecured creditors to the extent possible.


                           CROWN AGREEMENT WITH FINOVA

Separately, Crown has entered into a settlement agreement with Finova that provides for Crown to (i) pay Finova $1 million in cash, and (ii) grant Finova an option to purchase Crown's 6.9 million shares of Smart Choice common stock for $1.00, in exchange for Finova unconditionally releasing Crown from its $5 million guaranty of the Florida Finance Group's and Paaco's obligations to Finova. As a result of these transactions and operating losses at Smart Choice, Crown's equity investment in Smart Choice, which totaled $16.4 million at July 31, 2001, has been written off. Crown anticipates that it will receive a federal income tax benefit of approximately $6 million following the ultimate disposition of its investment in Smart Choice. Separately on October 31, 2001 Crown's Board of Directors decided to divest itself of the Smart Choice subsidiary if the Finova transactions did not happen.

                         PRO FORMA FINANCIAL STATEMENTS

The following Pro Forma Consolidated Condensed Balance Sheet of Crown as of July 31, 2001 gives effect to the (i) elimination of Smart Choice from Crown's consolidated financial statements, which essentially occurs as a result of (a) the sale of certain of the Florida Finance Group's receivables and inventory to Finova at a public foreclosure sale for $55 million, (b) the expected sale of Paaco to Finova for the Deficiency pursuant to Finova's exercise of the Paaco Option, and (c) the adjustment of Smart Choice assets to net realizable value, and (ii) other adjustments described in the Notes to Pro Forma Consolidated Financial Statements, as if such transactions and actions had occurred on that date.

The following Pro Forma Consolidated Statement of Operations for the year ended April 30, 2001 gives effect to the (i) elimination of Smart Choice from Crown's consolidated financial statements, and (ii) other adjustments as described in the Notes to Pro Forma Consolidated Financial Statements, as if such transactions and actions had occurred immediately prior to the beginning of the period (April 30, 2000).

The following Pro Forma Consolidated Statement of Operations for the three months ended July 31, 2001 gives effect to the (i) elimination of Smart Choice from Crown's consolidated financial statements, and (ii) other adjustments as described in the Notes to Pro Forma Consolidated Financial Statements, as if such transactions and actions had occurred immediately prior to the beginning of the period (April 30, 2001).

The pro forma information is based on the historical financial statements of Crown and Smart Choice giving effect to the transactions described above and the adjustments described in the accompanying Notes to Pro Forma Consolidated Financial Statements and may not be indicative of the results that actually would have occurred had the transactions taken place on the dates indicated or the results which may be obtained in the future.

                                CROWN GROUP, INC.
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                    UNAUDITED
                                  JULY 31, 2001
                                 (IN THOUSANDS)


                                                         Eliminate
                                                        Smart Choice
                                         Historical       Balance             Other            Pro Forma
                                           Crown           Sheet           Adjustments           Crown
                                        ------------    ------------       ------------       ------------
Assets:
    Cash and cash equivalents           $      2,207    $       (851)      $     (1,000)(a)   $        356
    Accounts and other receivables             4,842          (1,539)             2,576(b)           5,879
    Federal income tax receivable                                                 3,423(e)           3,423
    Mortgage loans held for sale              17,595                                                17,595
    Finance receivables, net                 209,456        (143,653)                               65,803
    Inventory                                 12,605          (9,065)                                3,540
    Prepaid and other assets                   1,071            (710)                                  361
    Investments                                6,790                                                 6,790
    Deferred tax assets, net                  22,023         (16,510)                                5,513
    Property and equipment, net               16,723         (12,012)                                4,711
    Goodwill, net                              8,852          (2,084)            (6,768)(c)
                                        ------------    ------------       ------------       ------------

                                        $    302,164    $   (186,424)      $     (1,769)      $    113,971
                                        ============    ============       ============       ============

Liabilities and stockholders' equity:
    Accounts payable                    $      6,055    $     (3,752)                         $      2,303
    Accrued liabilities                        9,467          (5,679)                                3,788
    Income taxes payable                       3,989          (1,140)      $     (2,493)(e)            356
    Revolving credit facilities              196,025        (147,442)                               48,583
    Other notes payable                       16,644          (9,690)             2,576(b)           9,530
    Deferred sales tax                         4,957          (4,957)
                                        ------------    ------------       ------------       ------------
        Total liabilities                    237,137        (172,660)                83             64,560
                                        ------------    ------------       ------------       ------------

    Minority interests                         5,825                             (4,129)(d)          1,696

    Stockholders' equity                      59,202         (13,764)             2,277             47,715
                                        ------------    ------------       ------------       ------------

                                        $    302,164    $   (186,424)      $     (1,769)      $    113,971
                                        ============    ============       ============       ============



The accompanying notes are an integral part of these pro forma consolidated financial statements.

                                CROWN GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED APRIL 30, 2001
                                    UNAUDITED
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                        Eliminate
                                                                       Smart Choice
                                                      Historical       Consolidated         Other          Pro Forma
                                                        Crown           Operations       Adjustments         Crown
                                                     ------------      ------------      ------------     ------------
Revenues:
    Sales                                            $    282,545      $   (183,183)                      $     99,362
    Interest income                                        48,176           (38,048)                            10,128
    Gain on sale of mortgage loans                          6,726                                                6,726
    Other                                                   5,315              (677)                             4,638
                                                     ------------      ------------      ------------     ------------
                                                          342,762          (221,908)                           120,854
                                                     ------------      ------------      ------------     ------------

Costs and expenses:
    Cost of sales                                         169,232          (114,640)                            54,592
    Selling, general and administrative                    74,160           (45,006)                            29,154
    Provision for credit losses                            61,218           (43,495)                            17,723
    Interest expense                                       22,576           (17,499)                             5,077
    Depreciation and amortization                           4,066            (1,766)     $       (516)(a)        1,784
    Write-down of Crown El Salvador                           800                                                  800
                                                     ------------      ------------      ------------     ------------
                                                          332,052          (222,406)             (516)         109,130
                                                     ------------      ------------      ------------     ------------

Other income                                                  143                                                  143
                                                     ------------      ------------      ------------     ------------

      Income before taxes and minority interests           10,853               498               516           11,867

Provision for income taxes                                  4,758              (105)                             4,653
Minority interests                                            132                                 181(b)           313
                                                     ------------      ------------      ------------     ------------

       Net income                                    $      5,963      $        603      $        335     $      6,901
                                                     ============      ============      ============     ============




Earnings per share:
    Basic                                            $       0.77                                         $       0.90
    Diluted                                          $       0.74                                         $       0.86

Weighted average number of shares outstanding:
    Basic                                                   7,697                                                7,697
    Diluted                                                 8,016                                                8,016






The accompanying notes are an integral part of these pro forma consolidated financial statements.

                                CROWN GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JULY 31, 2001
                                    UNAUDITED
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                        Eliminate
                                                                       Smart Choice
                                                      Historical       Consolidated         Other          Pro Forma
                                                        Crown           Operations       Adjustments         Crown
                                                     ------------      ------------      ------------     ------------
Revenues:
    Sales                                            $     64,716      $    (36,592)                      $     28,124
    Interest income                                        12,503            (9,648)                             2,855
    Gain on sale of mortgage loans                          2,392                                                2,392
    Other                                                     510              (281)                               229
                                                     ------------      ------------      ------------     ------------
                                                           80,121           (46,521)                            33,600
                                                     ------------      ------------      ------------     ------------

Costs and expenses:
    Cost of sales                                          38,190           (23,179)                            15,011
    Selling, general and administrative                    17,818           (10,779)                             7,039
    Provision for credit losses                            16,660           (11,053)                             5,607
    Interest expense                                        4,890            (3,700)                             1,190
    Depreciation and amortization                             611              (415)                               196
    Write-down of equipment                                   400                                                  400
                                                     ------------      ------------      ------------     ------------
                                                           78,569           (49,126)                            29,443
                                                     ------------      ------------      ------------     ------------

Other income                                                  108                                                  108
                                                     ------------      ------------      ------------     ------------

      Income before taxes and minority interests            1,660             2,605                              4,265

Provision for income taxes                                    830               878                              1,708
Minority interests                                           (364)                       $        518(b)           154
                                                     ------------      ------------      ------------     ------------

       Net income                                    $      1,194      $      1,727      $       (518)    $      2,403
                                                     ============      ============      ============     ============




Earnings per share:
    Basic                                            $       0.17                                         $       0.35
    Diluted                                          $       0.17                                         $       0.34

Weighted average number of shares outstanding:
    Basic                                                   6,869                                                6,869
    Diluted                                                 7,039                                                7,039



The accompanying notes are an integral part of these pro forma consolidated financial statements.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                        (IN THOUSANDS, EXPECT PERCENTAGE)

                             CONDENSED BALANCE SHEET


a - To reflect cash payment by Crown to Finova as full settlement of Crown's guarantee of the Florida Finance Group's and Paaco's obligations to Finova.

b - To record Crown's note receivable from Paaco that had previously been eliminated in Crown's consolidated balance sheet.

c - To write-off goodwill that was related to Crown's investment in Smart Choice that is deemed worthless.

d -      To write-off minority interests related to Smart Choice.

e - To record a tax benefit on Crown's books related to its loss of its investment in Smart Choice as follows:


               Investment in Smart Choice written-off           $ 16,400
               Guarantee payment to Finova                         1,000
                                                                --------
                                                                  17,400
               Federal tax rate                                       34%
                                                                --------

               Total tax benefit                                   5,916
               Less reduction in federal income tax payable       (2,493)
                                                                --------

                   Federal income tax receivable                $  3,423
                                                                ========


                            STATEMENTS OF OPERATIONS


a -      To eliminate amortization of goodwill related to Smart Choice.

b -      To eliminate minority interests related to Smart Choice.

                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER                      DESCRIPTION
       -------                     -----------
         10.6              Forbearance Agreement dated as of November 8, 2001 by
                           and between Smart Choice Automotive Group, Inc. and
                           certain of Smart Choice's subsidiaries, and Finova
                           Capital Corporation.
